UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): April 6, 2001

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
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    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)

                                       N/A

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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         The Company held its annual shareholders meeting on April 5, 2001, and announced that shareholders approved both the election of directors and the appointment of KPMG LLP as the Company's independent auditors. The Company also confirmed its current cash position and its previously announced estimates of its cash reserves for the quarter ending June 30, 2001.

         A copy of the press release concerning this appointment is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


          (c) Exhibits. The following document is filed as an exhibit to this report:

               1.   Exhibit 99.1 - Press Release dated April 6, 2001.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SoftNet Systems, Inc.
                                                --------------------------------
                                                (Registrant)

Date:  April 10, 2001                      By:  /s/  Ronald I. Simon
                                                --------------------------------
                                                 Ronald I. Simon
                                                 Chief Executive Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K


             Exhibit No.             Description

                      99.1           Press Release dated April 6, 2001.